Exhibit 99.1

                                  CERTIFICATION
               UNDER SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                            SHOWINTEL NETWORKS, INC.

                                  CERTIFICATION

In connection with the periodic report of Showintel Networks, Inc. (the " Company") on Form 10QSB for the period ended September 30th, 2002 as filed with the Securities and Exchange Commission ( the `Report"), I, David V. Lott, President of the Company, hereby certify as of the date hereof, solely for purposes of Title 18, Chapter 63, Section 1350 of the United States Code, that to the best of my knowledge:

     (1) the Report fully complies with the requirements of Section 13 (a) or 15 (d), as applicable, of the Securities Exchange Act of 1934, and

     (2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company at the dates and for the periods indicated.


Date: November 26, 2002                 /s/ David V. Lott
                                        ----------------------------------------
                                        David V. Lott
                                        President